Shire Pharmaceuticals Group plc Hampshire International Business Park, Chineham, Basingstoke RG24 8EP UK Tel +44 1256 894000 Fax +44 1256 894708 http://www.shire.com	EXHIBIT 99.4

July 7th 2004

Shire Pharmaceuticals Group plc (the "Company")

Application has been made to the London Stock Exchange and the UK Listing Authority for the block listing of 1,000,000 ordinary shares of 5 pence each fully paid in the Company. The shares may be issued pursuant to obligations that may arise under the Employee Stock Purchase Plan